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                                  Exhibit 10A

                               FIRST AMENDMENT TO
                            DEXTER COATINGS BUSINESS
                           PURCHASE AND SALE AGREEMENT

      This First Amendment dated the 26th day of February, 1999, by and between Dexter Corporation, a Connecticut corporation ("Dexter") and The Valspar Corporation, a Delaware corporation ("Buyer")

                                   WITNESSETH:

      WHEREAS, Dexter and Buyer are parties to that certain agreement dated August 21, 1998 and entitled "Dexter Coatings Business Purchase and Sale Agreement" (the "Purchase Agreement").

      WHEREAS, in order to enable the transactions contemplated by the Purchase Agreement to be consummated on a mutually satisfactory basis, the parties have agreed to certain additional terms as hereinafter provided.

      WHEREAS, all terms used herein in capitalized form which are defined in the Purchase Agreement shall have the same meanings as in the Purchase Agreement.

      NOW, THEREFORE, in consideration of the premises, the mutual covenants hereinafter contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Dexter and Buyer hereby agree as follows:

                                    ARTICLE 1
                        AMENDMENTS TO PURCHASE AGREEMENT

      1.01 Reduction of Total Purchase Price. Section 2.02 of the Purchase Agreement is amended by replacing the figure "US $212,000,000" in subsection (a) thereof with the figure "US $206,000,000".

      1.02 Local Purchase Price Adjustments. Exhibit D of the Purchase Agreement is amended as follows:

            (a) the figure "$3,000,000" opposite Brazil is replaced with the figure "$2,000,000";

            (b) the figure "$10,000,000" opposite "Austria (Canstoll)" is replaced with the figure "$4,000,000"; and

            (c) the figure "$89,500,000" opposite "US (incl. CNC)" is replaced with the figure "$90,500,000".
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                                    ARTICLE 2
                       RELATIONSHIP TO PURCHASE AGREEMENT

      2.01 Integration. This First Amendment shall constitute an integral part of the Purchase Agreement.

      2.02 General Provisions. The provisions of Article 19 of the Purchase Agreement will apply to this First Amendment as if restated in their entirety herein.

      IN WITNESS WHEREOF, the parties have executed this instrument on the date first above written.

DEXTER CORPORATION                      THE VALSPAR CORPORATION


BY:     /S/ BRUCE H. BEATT              BY:    /S/ TIM BEASTROM
        ----------------------------           ----------------------------
NAME:   BRUCE H. BEATT                  NAME:  TIM BEASTROM
        ----------------------------           ----------------------------
TITLE:  VICE PRESIDENT, SECRETARY, &    TITLE: ATTORNEY-IN-FACT
        ----------------------------           ----------------------------
        GENERAL COUNSEL
        ----------------------------


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